Exhibit 99.1

AVIV REIT ANNOUNCES

FIRST QUARTER 2013 EARNINGS RESULTS

CHICAGO – May 7, 2013 – Aviv REIT, Inc. (“Aviv” or the “Company”) (NYSE: AVIV) released its earnings for the first quarter ended March 31, 2013.

Recent Highlights

•	AFFO of $15.6 million, or $0.45 per basic and diluted share; and net loss of $11.4 million, or $0.33 per basic and diluted share

•	Adjusted EBITDA of $31.2 million

•	Completed an initial public offering of common stock raising net proceeds of $282.3 million

•	Closed on a new $400 million revolver with current pricing of LIBOR plus 235 basis points

•	Received a two notch upgrade to BB on the Company’s senior unsecured issue-level rating and a one notch upgrade to BB- from S&P on Aviv’s corporate credit rating, with a stable outlook

•	Invested $6.7 million for property reinvestment and new construction during the first quarter

•	Invested $5.1 million of acquisitions during the second quarter to date comprised of four properties

“We are excited to begin this next step in the evolution of our business and I am extremely pleased with the success of our IPO,” said Craig M. Bernfield, Chairman and Chief Executive Officer of Aviv. “We appreciate the support we have from our new shareholders and we are committed to transparency, disclosure, communication and performance. Our portfolio continues to perform well, driven by the performance of and relationships with our market-leading operators. As a result of our access to public debt and equity capital, we believe we are well-positioned to take advantage of the consolidation opportunity that exists in the skilled nursing sector. We are optimistic that we can continue to execute our growth strategy.”

Adjusted FFO (“AFFO”) for the quarter ended March 31, 2013 was $15.6 million, or $0.45 per diluted share. Adjusted EBITDA for the quarter ended March 31, 2013 was $31.2 million, compared to $25.7 million for the comparable 2012 period. Net (loss) income for the quarter ended March 31, 2013 was $(11.4) million, or $(0.33) per diluted share, compared to $6.0 million, or $0.21 per diluted share, for the comparable 2012 period.

Please refer to the “Reconciliation of Financial Measures” section of this press release for additional information on these financial measures. The Company is also making available certain supplemental information regarding its properties for the first quarter at www.avivreit.com under the Investor Relations tab.

2013 AFFO Guidance

Aviv expects its 2013 AFFO to range between $1.73 and $1.77 per diluted share. The Company’s AFFO guidance for 2013 assumes the impact of approximately $220 million of projected investment activity, which includes acquisitions, property reinvestment and new construction activity. A reconciliation of the AFFO guidance to the Company’s projected GAAP earnings is provided on a schedule attached to this press release. The Company’s guidance is based on a number of other assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. The Company may from time to time update its publicly announced guidance, but it is not obligated to do so.

Conference Call

A conference call to discuss the first quarter 2013 earnings will take place today at 11:00 a.m. central time / 12:00 p.m. eastern time. The dial-in number for the conference call is (877) 941-1466 (U.S.) or (480) 629-9772 (International). The conference call can also be accessed via webcast at www.avivreit.com under the Investor Relations tab. A replay of the call will be available through June 5, 2013 on the Company’s website or by calling (800) 406-7325, access code 4615625.

About Aviv

Aviv REIT, Inc., based in Chicago, is a real estate investment trust that specializes in owning post-acute and long-term care skilled nursing facilities and other healthcare properties. Aviv is one of the largest owners of SNFs in the United States and has been in the business for over 30 years. The Company currently owns 260 properties that are triple-net leased to 36 operators in 29 states.

For more information about the Company, please visit our website at www.avivreit.com or contact:

David J. Smith, Managing Director, Investor Relations & Capital Markets at 312-855-0930.

Forward-Looking Statements

This press release may include forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These forward-looking statements are made based on our current expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. These uncertainties include, but are not limited to, uncertainties relating to the operations of our tenants, including those relating to reimbursement by government and other third-party payors, compliance with regulatory requirements and occupancy levels, regulatory, reimbursement and other changes in the healthcare industry, the performance and reputation of our tenants, our ability to successfully engage in strategic acquisitions and investments, the effect of general market, economic and political conditions, the availability and cost of capital, changes in tax laws and regulations affecting REITs and our ability to maintain our status as a REIT. Important factors that could cause actual results to differ materially from our expectations include those disclosed under “Risk Factors” and elsewhere in filings made by Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership with the Securities and Exchange Commission.

Aviv REIT, Inc. and Subsidiaries

Consolidated Balance Sheets

(unaudited)

	March 31,	December 31,
	2013	2012
Assets
Real estate investments
Land	$119,220,274	$119,224,819
Buildings and improvements	968,954,252	968,074,506
Construction in progress	7,997,164	4,483,684
Assets under direct financing leases	11,083,558	11,049,120

	1,107,255,248	1,102,832,129
Less accumulated depreciation	(126,228,358)	(119,371,113)

Net real estate investments	981,026,890	983,461,016
Cash and cash equivalents	47,248,305	17,876,319
Straight-line rent receivable, net	38,834,802	36,101,861
Tenant receivables, net	5,440,110	3,483,534
Deferred finance costs, net	13,852,637	14,651,265
Secured loan receivables, net	31,781,253	32,638,780
Other assets	10,470,980	11,315,865

Total assets	$1,128,654,977	$1,099,528,640

Liabilities and equity
Senior notes payable and other debt	$499,461,877	$705,153,415
Accounts payable and accrued expenses	14,117,355	24,207,814
Tenant security and escrow deposits	17,754,510	18,278,172
Other liabilities	11,052,638	31,386,742

Total liabilities	542,386,380	779,026,143
Equity:
Stockholders’ equity
Common stock (par value $0.01; 37,271,273 and 21,653,813 shares issued and outstanding, respectively)	372,713	216,538
Additional paid-in-capital	517,235,643	375,029,917
Accumulated deficit	(73,803,028)	(46,526,886)
Accumulated other comprehensive loss	—	(2,151,670)

Total stockholders’ equity	443,805,328	326,567,899
Noncontrolling interests	142,463,269	(6,065,402)

Total equity	586,268,597	320,502,497

Total liabilities and equity	$1,128,654,977	$1,099,528,640

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income

(unaudited)

	Three Months Ended March 31,
	2013	2012
Revenues
Rental income	$33,639,699	$27,915,264
Interest on secured loans and financing lease	1,058,639	1,346,122
Interest and other income	2,011	6,419

Total revenues	34,700,349	29,267,805
Expenses
Interest expense	13,345,417	11,954,053
Depreciation and amortization	7,998,143	5,997,591
General and administrative	13,890,034	3,854,634
Transaction costs	182,654	678,444
Loss on impairment of assets	—	699,201
Reserve for uncollectible secured loans and other receivables	14,207	137,235
Gain on sale of assets, net	(264,001)	—
Loss on extinguishment of debt	10,974,196	—
Other expenses	—	100,088

Total expenses	46,140,650	23,421,246

(Loss) income from continuing operations	(11,440,301)	5,846,559
Discontinued operations	—	169,725

Net (loss) income	(11,440,301)	6,016,284
Net loss (income) allocable to noncontrolling interests	3,963,425	(2,456,487)

Net (loss) income allocable to stockholders	$(7,476,876)	$3,559,797

Net (loss) income	$(11,440,301)	$6,016,284
Unrealized loss on derivative instruments	—	(208,328)

Total comprehensive (loss) income	$(11,440,301)	$5,807,956

Net (loss) income allocable to stockholders	$(7,476,876)	$3,559,797
Unrealized loss on derivative instruments, net of noncontrolling interest portion of $0 and ($85,062), respectively	—	(123,266)

Total comprehensive (loss) income allocable to stockholders	$(7,476,876)	$3,436,531

Earnings per common share:
Basic:
(Loss) income from continuing operations allocable to stockholders	$(0.33)	$0.20
Discontinued operations, net of noncontrolling interests	—	0.01

Net (loss) income allocable to stockholders	$(0.33)	$0.21

Diluted:
(Loss) income from continuing operations allocable to stockholders	$(0.33)	$0.20
Discontinued operations, net of noncontrolling interests	—	0.01

Net (loss) income allocable to stockholders	$(0.33)	$0.21

Weighted average shares used in computing earnings per common share:
Basic	22,521,450	17,332,290
Diluted	23,184,696	17,475,291

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended March 31,
	2013	2012
Operating activities
Net (loss) income	$(11,440,301)	$6,016,284
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	7,998,143	6,031,681
Amortization of deferred financing costs	901,245	775,336
Accretion of debt premium	(122,054)	(70,081)
Straight-line rental income, net	(2,732,941)	(1,680,092)
Rental income from intangible amortization, net	(365,852)	(368,754)
Non-cash stock-based compensation	10,355,670	244,196
Gain on sale of assets, net	(264,001)	—
Non-cash loss on extinguishment of debt	5,160,614	13,264
Loss on impairment of assets	—	699,201
Reserve for uncollectible loans and other receivables	14,207	100,352
Accretion of earn-out provision for previously acquired real estate investments	—	100,088
Changes in assets and liabilities:
Tenant receivables	(1,970,784)	(2,822,991)
Other assets	409,311	(1,305,381)
Accounts payable and accrued expenses	(8,594,788)	(4,770,254)
Tenant security deposits and other liabilities	291,444	(1,846,351)

Net cash (used in) provided by operating activities	(360,087)	1,116,498
Investing activities
Purchase of real estate investments	—	(23,775,000)
Proceeds from sales of real estate investments	1,753,871	—
Capital improvements	(4,905,238)	(1,134,828)
Development projects	(1,823,970)	(8,216,003)
Secured loan receivables received from others	1,247,718	949,047
Secured loan receivables funded to others	(2,330,880)	(2,692,622)

Net cash used in investing activities	(6,058,499)	(34,869,406)

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (continued)

(unaudited)

	Three Months Ended March 31,
	2013	2012
Financing activities
Borrowings of debt	$100,000,000	$134,049,000
Repayment of debt	(305,569,484)	(115,287,565)
Payment of financing costs	(5,122,128)	(4,603,430)
Payment for swap termination	(3,606,000)	—
Capital contributions	361,149	75,000,000
Deferred contribution	—	(35,000,000)
Initial public offering proceeds	303,600,000	—
Cost of raising capital	(25,248,699)	—
Cash distributions to partners	(7,400,136)	(4,575,684)
Cash dividends to stockholders	(21,224,130)	(6,372,353)

Net cash provided by financing activities	35,790,572	43,209,968

Net increase in cash and cash equivalents	29,371,986	9,457,060
Cash and cash equivalents:
Beginning of period	17,876,319	40,862,023

End of period	$47,248,305	$50,319,083

Supplemental cash flow information
Cash paid for interest	$22,042,811	$16,490,483
Supplemental disclosure of noncash activity
Accrued dividends payable to stockholders	$757,795	$7,221,693
Accrued distributions payable to partners	$238,768	$3,975,101
Write-off of straight-line rent receivable, net	$—	$58,268
Write-off of deferred financing costs, net	$5,160,614	$13,264
Accrued capital improvement loan receivables	$1,940,689	$—

Reconciliation of Financial Measures

We use financial measures in this release that are derived on the basis of methodologies other than in accordance with GAAP. We derive these measures as follows:

• The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (computed in accordance with GAAP), excluding gains and losses from sales of property (net) and impairments of depreciated real estate, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Applying the NAREIT definition to our financial statements results in FFO representing net income before depreciation and amortization, impairments of assets and gain (loss) on sale of assets.

• Normalized FFO represents FFO before loss on extinguishment of debt, reserves for uncollectible loan receivables, transaction costs and change in fair value of derivatives.

• AFFO represents Normalized FFO before amortization of deferred financing costs, non-cash stock-based compensation, straight-line rent and rental income from intangible amortization.

• EBITDA represents net income before interest expense (net) and depreciation and amortization.

• Adjusted EBITDA represents EBITDA before impairment of assets, gain (loss) on sale of assets, transaction costs, write-off of straight-line rents, non-cash stock-based compensation, loss on extinguishment of debt, reserves for uncollectible loan receivables and change in fair value of derivatives.

Our management uses FFO, Normalized FFO, AFFO, EBITDA and Adjusted EBITDA as important supplemental measures of our operating performance and liquidity. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue and as an indicator of our ability to incur and service debt. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate, impairment, gains and losses from property dispositions and extraordinary items and because EBITDA and Adjusted EBITDA exclude certain non-cash charges and adjustments and amounts spent on interest and taxes, they provide our management with performance measures that, when compared year over year or with other real estate investment trusts, or REITs, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and, with respect to FFO, Normalized FFO and AFFO, interest costs, in each case providing perspective not immediately apparent from net income. In addition, we believe that FFO, Normalized FFO, AFFO, EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

We offer these measures to assist the users of our financial statements in assessing our financial performance and liquidity under GAAP, but these measures are non-GAAP measures and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. In addition, our calculations of these measures are not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors should not rely on these measures as a substitute for any GAAP measure, including net income or revenues.

	Three Months Ended March 31,
	2013	2012
EBITDA
Net income (loss)	$(11,440,301)	$6,016,284
Adjusted for:
Interest expense, net	13,345,204	11,950,966
Depreciation and amortization	7,998,143	5,997,573

EBITDA	$9,903,046	$23,964,823

Adjusted EBITDA
EBITDA	$9,903,046	$23,964,823
Adjusted for:
Loss on impairment of assets	—	699,201
Gain on sale of assets, net	(264,001)	—
Transaction costs	182,654	678,444
Write-off of straight-line rents	—	58,268
Non-cash stock-based compensation	10,355,670	244,196
Loss on extinguishment of debt	10,974,196	—
Reserve for uncollectible loan receivables	—	100,352

Adjusted EBITDA	$31,151,565	$25,745,284

FFO
Net income (loss)	$(11,440,301)	$6,016,284
Adjusted for:
Depreciation and amortization	7,998,143	5,997,573
Loss on impairment of assets	—	699,201
Gain on sale of assets, net	(264,001)	—

FFO	$(3,706,159)	$12,713,058

Normalized FFO
FFO	$(3,706,159)	$12,713,058
Adjusted for:
Loss on extinguishment of debt	10,974,196	—
Reserve for uncollectible loan receivables	—	100,352
Transaction costs	182,654	678,444

Normalized FFO	$7,450,691	$13,491,854

AFFO
Normalized FFO	$7,450,691	$13,491,854
Adjusted For:
Amortization of deferred financing costs	901,245	773,336
Non-cash stock-based compensation	10,355,670	244,196
Straight-line rental income, net	(2,732,941)	(1,680,092)
Rental income from intangible amortization, net	(365,852)	(368,754)

AFFO	$15,608,813	$12,460,540

Weighted average common shares and units outstanding, basic[1]	34,459,870

Weighted average common shares and units outstanding, diluted[2]	34,977,654

AFFO per share and unit, basic	$0.45

AFFO per share and unit, diluted	$0.45

1)	Includes 22,521,450 common shares and 11,938,420 units.
2)	Includes dilution from 5,870,258 options outstanding with a weighted average exercise price of $17.47. Using the average stock price of $19.16 for the first quarter results in dilution of 517,784 shares.

The following table illustrates the Company’s AFFO guidance for the year ending December 31, 2013:

	2013 Projected AFFO
Per diluted common share:
Net income	$0.57	—	$0.61
Adjustments:
Depreciation and amortization	0.71	—	0.71
Gain on sale of assets, net	(0.01)	—	(0.01)

FFO	$1.28	—	$1.32
Adjustments:
Loss on extinguishment of debt	0.23	—	0.23
Transaction costs	0.08	—	0.08

Normalized FFO	$1.59	—	$1.63
Adjustments:
Amortization of deferred financing costs	0.06	—	0.06
Non-cash stock-based compensation	0.26	—	0.26
Straight-line rent	(0.15)	—	(0.15)
Rental income from intangible amortization	(0.03)	—	(0.03)

AFFO	$1.73	—	$1.77